UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2002
Date of earliest event reported: December 18, 2002

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	72870 (Commission File Number)	93-0925818 (I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 893-8000

INFORMATION INCLUDED IN THIS REPORT

Item 1, items 3 through 6, and items 8 through 9 Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On December 18, 2002, Sonic Solutions (“Sonic”) announced the successful completion of its acquistion of the Desktop and Mobile Division (“DMD”) of VERITAS Software Corporation.

On November 13, 2002, Sonic entered into an Asset Purchase Agreement (the “Agreement”) with VERITAS Software Corporation, VERITAS Operating Corporation, VERITAS Software Global Corporation, VERITAS Software Holdings, Ltd., and VERITAS Software International Ltd. (collectively “VERITAS”), to acquire certain of the assets of DMD (the “Acquisition”).

As consideration for the DMD assets purchased, Sonic issued $9.2 million of convertible preferred stock to VERITAS. The Agreement contains the terms and conditions of the Acquisition. Sonic filed it as an exhibit with its Current Report on Form 8-K on November 20, 2002.

In the Acquisition, Sonic acquired intellectual property rights to the DMD products, contract rights and certain tangible assets such as equipment.

In connection with the Acquisition, Sonic entered into a Registration Rights Agreement (the “Rights Agreement”) under which Sonic agreed to register the shares of common stock that will be issued to VERITAS when the convertible preferred stock, to be issued in the Acquisition, is converted into common stock. Attached to this filing as exhibit 99.3 as the Amended Registration Rights Agreement dated December 18, 2002.

The foregoing description of the Agreement and the Rights Agreement is qualified in its entirety by reference to the Agreement and the Rights Agreement, which were attached as Exhibit 99.1 and Exhibit 99.2 to the Current Report on Form 8-K filed on November 20, 2002 with the Securities and Exchange Commission, and are incorporated herein by this reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  The financial statements will be filed within 60 days after the last date that this Report must be filed with the Securities and Exchange Commission.

(b)  The pro forma financial information will be filed within 60 days after the last date that this Report must be filed with the Securities and Exchange Commission.

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(c)  EXHIBITS:    The following documents are filed as exhibits to this report:

Exhibit	Description
99.1*
Asset Purchase Agreement among VERITAS Software Corporation, VERITAS Operating Corporation, VERITAS Software Global Corporation, VERITAS Software Holdings, Ltd., VERITAS Software International Ltd. and Sonic Solutions dated as of November 13, 2002.

99.2*	Registration Rights Agreement by and between VERITAS Operating Corporation, and Sonic Solutions, dated as of November 13, 2002.
99.3	Amended Registration Rights Agreement by and between VERITAS Operating Corporation, and Sonic Solutions, dated as of December 18, 2002.
99.4	Certificate of Determination of Series F Preferred Stock of Sonic Solutions
99.5*	Sonic Solutions Press Release, dated November 13, 2002.
99.6	Sonic Solutions Press Release, dated December 18, 2002.

*	Incorporated by reference to exhibits to Current Report on Form 8-K filed on November 20, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 27th day of December, 2002.

SONIC SOLUTIONS
Signature	Date
/s/ Robert J. Doris Robert J. Doris President and Director (Principal Executive Officer)	December 27, 2002

/s/ A. Clay Leighton A. Clay Leighton Senior Vice President of Worldwide Operations and Finance and Chief Financial Officer (Principal Financial Accounting Officer)	December 27, 2002

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EXHIBIT INDEX

Exhibit	Description
99.1*
Asset Purchase Agreement among VERITAS Software Corporation, VERITAS Operating Corporation, VERITAS Software Global Corporation, VERITAS Software Holdings, Ltd., VERITAS Software International Ltd. and Sonic Solutions dated as of November 13, 2002.

99.2*	Registration Rights Agreement by and between VERITAS Operating Corporation, and Sonic Solutions, dated as of November 13, 2002.
99.3	Amended Registration Rights Agreement by and between VERITAS Operating Corporation, and Sonic Solutions, dated as of December 18, 2002.
99.4	Certificate of Determination of Series F Preferred Stock of Sonic Solutions
99.5*	Sonic Solutions Press Release, dated November 13, 2002.
99.6	Sonic Solutions Press Release, dated December 18, 2002.

*	Incorporated by reference to exhibits to Current Report on Form 8-K filed on November 20, 2002.

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